UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2009

HEARTWARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 1, 2009 trading of HeartWare International’s Chess Depositary Interests (“CDI’s”) on the Australian Securities Exchange (“ASX”) was temporarily suspended for the reasons stated below.  In consequence, trading of the Company’s common stock on NASDAQ is also temporarily suspended.  Based on discussions with representatives of NASDAQ and the ASX, the Company believes that trading will recommence on both the ASX and NASDAQ exchanges tomorrow (September 2, 2009).

On August 14, 2009, the Company filed its Quarterly Report on Form 10-Q for the 3 and 6 month period ended June 30, 2009 (“Quarterly Report”) with both the ASX and the Securities and Exchange Commission.  The Quarterly Report is prepared under U.S. generally accepted accounting principles and otherwise in compliance with the requirements of the Securities Exchange Act of 1934, as amended.

As permitted by ASX Listing Rules, the Company is entitled to file its Quarterly Report with the ASX for the purposes of satisfying Australian financial reporting requirements.  However, it is a technical requirement of the ASX Listing Rules now that HeartWare is headquartered in the United States that, in addition to the Company’s US reporting obligations, the Company’s independent public accountant, Grant Thornton, must provide a brief review to Australian stockholders.  In filings its Quarterly Report with the ASX, this supplemental review was omitted from our filing with ASX and, in consequence, the Company’s securities on the ASX have been temporarily suspended pending filing of the relevant document (with NASDAQ trading being automatically suspended in consequence).  Grant Thornton’s review will be completed and filed with ASX today with trading expected to resume tomorrow (September 2, 2009).

Filing of this supplemental review does not impact or otherwise affect the Company’s results, operations or disclosures as set out in the Quarterly Report.   The Company believes that the Quarterly Report fully complies with the requirements of the Securities Exchange Act of 1934, as amended and, in accordance with generally accepted accounting practice, that it fairly presents, in all material respects, the financial condition and results of operations of the Company as at the relevant dates.

A copy of the press release announcing the suspension is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of September 1, 2009

HEARTWARE INTERNATIONAL, INC.

By: /s/ David McIntyre
Name: David McIntyre
Title: Chief Financial Officer & Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 1, 2009.